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                                                          L&W DRAFT OF 11/20/98
                                                           MORGAN STANLEY - SFX

                            SFX ENTERTAINMENT, INC.

                                  $200,000,000

                   9-1/8% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT

                               November 19, 1998

MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.
BANCBOSTON SECURITIES INC.
BNY CAPITAL MARKETS, INC.
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York  10036

Ladies and Gentlemen:

         SFX Entertainment, Inc., a Delaware corporation (the "COMPANY") and each of the entities listed on Schedule I hereto (the "SUBSIDIARIES") hereby confirms its agreement with each of Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., BancBoston Securities Inc. and BNY Capital Markets, Inc. (collectively, the "INITIAL PURCHASERS"), as set forth below.

              1. The Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell (the "OFFERING") to the Initial Purchasers $200,000,000 in aggregate principal amount of its 9-1/8% Senior Subordinated Notes due 2008 (the "INITIAL NOTES"). The payment of principal, premium, if any, interest and Liquidated Damages (as defined below), if any, on the Notes and the Company's 9-1/8% Senior Subordinated Notes due 2008 to be issued in the Exchange Offer referred to below (the "NEW NOTES" and, together with the Initial Notes, the "NOTES") will be unconditionally guaranteed on a senior subordinated basis by each of the Subsidiaries listed as Guarantors on Schedule 1 hereto (collectively, the "GUARANTORS") pursuant to their guarantees of the Notes (the "SUBSIDIARY GUARANTEES"). The Initial Notes are to be issued pursuant to an indenture to be dated as of the Closing Date (the "INDENTURE") among the Company, the Guarantors and The Chase Manhattan Bank, as trustee (the "TRUSTEE").

         Capitalized terms used herein and not otherwise defined are used as defined in the Offering Memorandum (as defined below) or the Indenture.

         Upon original issuance thereof, and until such time as is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

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                                                                         Page 2

              ["THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR
    (B) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."]

         The Company has prepared a final offering memorandum to be dated the date hereof (as amended or supplemented, the "OFFERING MEMORANDUM"), setting forth or including a description of the terms of the Initial Notes, the terms of the Offering, a description of the Company and the Subsidiaries and any material developments relating to the Company and the Subsidiaries occurring after November 19, 1998. Copies of the Offering Memorandum will be delivered by the Company to the Initial Purchasers pursuant to the terms of this Purchase

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                                                                         Page 3

Agreement (this "AGREEMENT"). The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Initial Notes by the Initial Purchasers in accordance with
Section 4 hereof.

         Each Initial Purchaser has advised the Company that it will make offers (the "EXEMPT RESALES") of the Initial Notes purchased by them hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("RULE 144A"), and (ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 of Regulation S (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). As used herein, the terms "offshore transaction" and "U.S. Person" have the respective meanings given to them in Regulation S. Each Initial Purchaser will offer the Initial Notes to Eligible Purchasers initially at the price set forth on the cover page of the Offering Memorandum. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the New Notes to be offered in exchange for the Initial Notes (such offer to exchange being referred to collectively as the "EXCHANGE OFFER") and, if required, (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT," and together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the Exchange Offer and resale of the Initial Notes by certain holders of such Notes, and to use all commercially reasonable efforts to cause such Registration Statements to be declared effective.

         The Initial Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act in reliance on an exemption from such registration requirements.

         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the Company and the Guarantors will agree to use their best efforts (i) to commence, among other things, an offer to exchange the Initial Notes for New Notes that have been registered under the Securities Act, and that otherwise are identical in all respects to the Initial Notes, or, if required, (ii) to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

              2. Representations and Warranties of the Company and the Subsidiaries. The Company and each Subsidiary represents and warrants to and agrees with the Initial Purchasers as follows:

         (a) The Offering Memorandum as of its date did not, and the Offering Memorandum as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a

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                                                                         Page 4

material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiaries make no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by such Initial Purchaser specifically for inclusion in the Offering Memorandum.

         (b) Assuming the Initial Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, that the representations and warranties and covenants of the Initial Purchasers contained in Section 4 hereof are true, correct and complete, and that the Initial Purchasers comply with their covenants in Section 4 hereof, (i) registration under the Securities Act of the Initial Notes or qualification of the Indenture in respect of the Initial Notes under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), is not required in connection with the offer and sale of the Initial Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum or this Agreement and (ii) initial resales of the Initial Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 4 hereof are exempt from the registration requirements of the Securities Act.

         (c) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Initial Notes are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or quoted on an automated inter-dealer quotation system.

         (d) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("REGULATION D")) of the Company has, directly or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the offering and sale of the Initial Notes in a manner that would require the registration of the Initial Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Initial Notes.

         (e) Neither the Company nor any of the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Initial Notes to facilitate the sale and resale of the Initial Notes.

         (f) The Offering Memorandum, as of its date, contains the information specified in Rule 144A(d)(4) under the Securities Act.

         (g) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, is and, after giving effect to the Pending Acquisitions (as defined in the Offering Memorandum), will be duly registered and qualified to conduct its business and is and, after giving effect to the Pending Acquisitions, will be in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a material adverse effect or a prospective material

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                                                                         Page 5

adverse effect on the assets, liabilities, results of operations, management, condition (financial or other), prospects, properties, business or net worth of the Company and its direct and indirect subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

         (h) All of the issued shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws.

         (i) Neither the Company nor any of the Subsidiaries owns or controls any subsidiaries other than the Subsidiaries. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, is and, after giving effect to the Pending Acquisitions, will be duly registered and qualified to conduct its business and is and, after giving effect to the Pending Acquisitions, will be in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of any preemptive or similar rights, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance (except for security interests under the existing Senior Credit Facility) and have been issued in compliance with all applicable federal and state securities laws.

         (j) The Company and each of the Subsidiaries have full corporate power and authority to enter into this Agreement, the Indenture, the Registration Rights Agreement, the indenture governing the Exchange Notes (as defined in the Offering Memorandum), the consent related to the Senior Credit Facility and the purchase agreements and other agreements relating to each of the Pending Acquisitions (the "ACQUISITION DOCUMENTS") (each a "TRANSACTION DOCUMENT" and collectively the "TRANSACTION DOCUMENTS"), to carry out all the terms and provisions hereof and thereof to be carried out by them and to issue, and deliver the Notes and the Subsidiary Guarantees, as applicable, as provided herein and therein.

         (k) This Agreement has been duly authorized, validly executed and delivered by the Company and each Subsidiary and constitutes a legal, valid and binding agreement of the Company and each of the Subsidiaries (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Subsidiary in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (l) The execution and delivery of the Registration Rights Agreement have been duly authorized by the Company and each of the Guarantors and when duly executed and delivered by the Company and each of the Guarantors (assuming the due execution and delivery by the Initial Purchasers) will constitute the legal, valid and binding agreement of the Company and each of the Guarantors (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Guarantor in accordance with its

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                                                                         Page 6

terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (m) The execution and delivery of the Indenture have been duly authorized by the Company and each of the Guarantors and when duly executed and delivered by the Company and each of the Guarantors (assuming the due execution and delivery by the Trustee) will constitute the legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (n) The Initial Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered by the Company upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (o) The New Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered by the Company upon exchange for the Initial Notes as provided for in the Registration Rights Agreement, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (p) The Subsidiary Guarantees to be endorsed on the Initial Notes have been duly authorized by the Guarantors and, when duly executed, authenticated, issued and delivered by the Guarantors as provided herein and when the Initial Notes have been duly executed, authenticated, issued and delivered upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution

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                                                                         Page 7

hereunder may be limited by state or federal securities laws.

         (q) The Subsidiary Guarantees to be endorsed on the New Notes have been duly authorized by the Guarantors and, when duly executed, authenticated, issued and delivered and when the New Notes have been duly executed, authenticated, issued and delivered by the Guarantors upon exchange for the Initial Notes as provided for in the Registration Rights Agreement, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (r) The execution and delivery of each of the other Transaction Documents to which the Company or any Subsidiary is a party have been duly authorized by the Company and each Subsidiary party thereto and each of such other Transaction Documents which has been executed prior to or on the date hereof has been duly executed and delivered by the Company and each Subsidiary party thereto and is the legal, valid and binding agreement of the Company and each Subsidiary party thereto (assuming it is a legal, valid and binding agreement of the other parties thereto), enforceable against the Company and each Subsidiary party thereto in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

         (s) The Company has an authorized, issued and outstanding capitalization as set forth in the Offering Memorandum. The authorized capital stock of the Company conforms to the description thereof contained in the Offering Memorandum.

         (t) The Company's capitalization at September 30, 1998, and adjusted capitalization at such date after giving effect to the [Financing] (as defined in the Offering Memorandum) and the Pending Acquisitions, is, in each case, as set forth in the Offering Memorandum under the caption "Capitalization."

         (u) Except as disclosed in the Offering Memorandum, there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Guarantor, (B) warrants, rights or options to subscribe for or purchase from the Company or any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any of the Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (v) Except as disclosed in the Offering Memorandum and as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities owned or to be

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                                                                         Page 8

owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act.

         (w) The consolidated financial statements of the Company and the Subsidiaries and the financial statements of each of the businesses to be acquired in the Pending Acquisitions (collectively, the "ACQUISITION ENTITIES") included in the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Securities Act and present fairly in all material respects the financial position of the Company on a consolidated basis and of each of the Acquisition Entities, respectively, and the results of operations and changes in financial condition as of the dates and for the periods therein specified. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions ["Offering Memorandum Summary--Summary Consolidated Financial Data of the Company," "Selected Consolidated Financial Data of the Company" and "Unaudited Pro Forma Condensed Combined Financial Statements"] in the Offering Memorandum fairly present, on the basis stated in the Offering Memorandum, the information included. The other financial and statistical information and data set forth in the Offering Memorandum is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company, the Subsidiaries and the Acquisition Entities, as applicable. The unaudited pro forma condensed combined financial statements and the related notes thereto included in the Offering Memorandum comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act and present fairly, as stated therein, the pro forma financial position and results of operations at the respective dates and for the respective periods indicated. The pro forma adjustments are factually supportable. All adjustments necessary to fairly present this pro forma information have been made.

         (x) Each of Ernst & Young LLP, Arthur Andersen LLP and PriceWaterhouseCoopers LLP, who have certified certain financial statements of the Company, its consolidated subsidiaries and the Acquisition Entities, and whose reports appear in the Offering Memorandum, were independent public accountants under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings during the periods covered by the financial statements on which they reported contained in the Offering Memorandum.

         (y) Subsequent to the date of the most recent balance sheet for each of the Company, the Subsidiaries and each of the Acquisition Entities included in the Offering Memorandum, except as set forth in the Offering Memorandum, (i) none of the Company, any of the Subsidiaries or any Acquisition Entity has incurred any liabilities or obligations, direct or contingent, or entered into any transaction not in the ordinary course of business, except such as would not have a Material Adverse Effect and (ii) none of the Company, any of the Subsidiaries or any Acquisition Entity has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except such as would not have a Material Adverse Effect.

         (z) Each of the Transaction Documents, the Initial Notes and the Subsidiary

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                                                                         Page 9

Guarantees conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

         (aa) Except as disclosed in the Offering Memorandum (including, without limitation, the documents incorporated by reference therein), there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission and each business relationship or related party transaction described therein is a fair and accurate description of the relationships and transactions so described.

         (bb) None of the Company or the Subsidiaries, nor, to the Company's knowledge, any of the Acquisition Entities or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, except such as would not have a Material Adverse Effect.

         (cc) Except as disclosed in the Offering Memorandum, the execution, delivery and performance of this Agreement, the execution, delivery and performance of the other Transaction Documents, and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order (which has not been obtained) of any court, regulatory body, administrative agency or other governmental body except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, securities regulatory bodies (including self-regulatory bodies), securities exchanges or the securities or Blue Sky laws of the various states and under the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976; (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Subsidiaries; (C) require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound; (D) violate or conflict with any laws or administrative regulations, rulings of court, decrees applicable to the Company, any of the Subsidiaries or their respective property; or (E) result in the creation or imposition of any lien (other than under the Senior Credit Facility) on any asset of the Company or any of the Subsidiaries, except, in the case of (A), (C), (D), or (E) above, such as would not, either singly or in the aggregate, have a Material Adverse Effect.

         (dd) Except as disclosed in the Offering Memorandum, each of the Company, the Subsidiaries and the Acquisition Entities is operating in material compliance with all (and has not violated any) laws, regulations, administrative orders or rulings or court decrees applicable to it or to any of its property (including without limitation those relating to environmental, safety or similar matters, federal or state laws relating to the hiring, promotion or pay of employees), except for violations which would not have a Material Adverse Effect.

         (ee) Except as, singly or in the aggregate, would not have a Material Adverse Effect,

(i) the Company and the Subsidiaries, have (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own, lease and operate their properties and to conduct their businesses as presently conducted, and (B) fulfilled and performed all of their material obligations with respect to the Permits, and
(ii) no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the Company or any of the Subsidiaries under any Permit, and (iii) neither the Company nor any Subsidiary has any reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

         (ff) No legal or governmental proceedings are pending to which the Company, any of the Subsidiaries or any of the Acquisition Entities is a party or to which the property of the Company, any of the Subsidiaries or any of the Acquisition Entities is subject that would be required to be described in a registration statement on Form S-1 under the Securities Act and are not described in the Offering Memorandum, and no such proceedings have been threatened against the Company, any of the Subsidiaries or any of the Acquisition Entities or with respect to any of their respective properties; and no contract or other document would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Memorandum.

         (gg) None of the Company, the Subsidiaries or, to the knowledge of the Company, the sellers of the Acquisition Entities is in breach or violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, any of the Subsidiaries or, to the knowledge of the Company, any of sellers of the Acquisition Entities, as applicable, is a party or by which the Company, any of the Subsidiaries or, to the knowledge of the Company, any of the sellers of the Acquisition Entities, as applicable, is bound or to which any of the property or assets of the Company, any of the Subsidiaries or, to the knowledge of the Company, any of sellers of the Acquisition Entities, as applicable, is subject, nor is the Company, any of the Subsidiaries or, to the knowledge of the Company, any of the sellers of the Acquisition Entities in violation of the provisions of its charter, by-laws, operating agreement or other organizational documents or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of the Subsidiaries, to the knowledge of the Company, any of the sellers of the Acquisition Entities or any of their properties or assets (except to the extent any such conflict, breach, violation or default is cured at or prior to the Closing Date and within the grace period applicable thereto or would not have a Material Adverse Effect).

         (hh) Each of the Company, the Subsidiaries and the sellers of each of the Acquisition Entities has (i) good title to all of the properties and assets owned by them as described in the Offering Memorandum, free and clear of all liens, charges, encumbrances or restrictions (except security interests under the Senior Credit Facility), except as would not have a Material Adverse Effect and (ii) peaceful and undisturbed possession in all material respects under all material leases to which such person is a party as lessee, except as would not have a Material Adverse Effect.

         (ii) The Company, the Subsidiaries and the sellers of each of the Acquisition Entities own or possess adequate rights to use all material trademarks, service marks, tradenames, trademark registrations, service mark registrations and copyrights necessary for the conduct of their businesses, and to the Company's knowledge, the conduct of their businesses will not conflict with, and neither the Company nor any of the Subsidiaries has received any notice of any claim of conflict with, any such rights of others (except in any such case for any conflict that would not have a Material Adverse Effect).

         (jj) Each of the Company, the Subsidiaries and the Acquisition Entities is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; none of the Company or the Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
(ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except, in each case, as would not have a Material Adverse Effect.

         (kk) There is (i) no material unfair labor practice complaint pending against the Company, any of the Subsidiaries or any of the Acquisition Entities, or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, any of the Subsidiaries or any of the Acquisition Entities, or, to the best knowledge of the Company, threatened against any of them, (ii) no material strike, labor dispute, slowdown or stoppage pending against the Company, any of the Subsidiaries or any of the Acquisition Entities nor, to the best knowledge of the Company, threatened against the Company, any of the Subsidiaries or any of the Acquisition Entities and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company, any of the Subsidiaries or any of the Acquisition Entities and, to the best knowledge of the Company, no union organizing activities are taking place, except, in each case, as would not have a Material Adverse Effect.

         (ll) The Company and each of the Subsidiaries has reviewed the effect of Environmental Laws (as defined below) and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company, each of the Subsidiaries and each of the Acquisition Entities, as applicable, and identified and evaluated associated costs and liabilities (including, without limitation, any material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have a Material Adverse Effect. None of the Company, the Subsidiaries or the Acquisition Entities has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

         (mm) The Company, the Subsidiaries and the Acquisition Entities have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid, or made adequate reserve or provision for the payment of, all taxes shown as due thereon except in any case where such failure would not have a Material Adverse Effect, and the Company has no knowledge of any tax deficiency that has had (or would have) a Material Adverse Effect.

         (nn) The Company and the Subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's specific or general authorization, (B) transactions are recorded as necessary to permit preparation of their consolidated financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's specific or general authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

         (oo) Neither the Company nor any of the Subsidiaries is, or after giving effect to the Offering and the sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum will be, (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (pp) Each of the Company, the Subsidiaries and the Acquisition Entities has complied with all provisions of Florida Statutes, ss.517.075, relating to doing business in Cuba.

         (qq) None of the Company, the Subsidiaries or any agent thereof acting on behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve

         (rr) The Company has delivered to the Initial Purchasers true and correct, executed copies of each Transaction Document that has been executed prior to the date hereof and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto other than those as to which the Initial Purchasers shall previously have been advised and shall not have reasonably objected after being furnished a copy thereof.

         (ss) Other than as contemplated by this Agreement, the Transaction Documents and the Offering Memorandum, there is no broker, finder or other party that is entitled to receive from the Company or any of the Subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement or any of the Transaction Documents.

         (tt) None of the Company or any of its affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation

S with respect to the Notes, and the Company and its affiliates and all persons acting on its or their behalf (other than the Initial Purchasers) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States.

         (uu) The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Securities Act.

         (vv) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in a form of general solicitation or general advertising in connection with the offering of the Notes , (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (ww) It is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Purchase Agreement to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

              3. Purchase, Sale and Delivery of the Initial Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, at 97.625% of their principal amount, the respective aggregate principal amounts of the Initial Notes set forth in Schedule II hereto. Certificates in definitive form for the Initial Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchasers for the account of the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer in federal (same-day) funds net of the overnight cost of such funds, which amount shall be agreed upon by mutual consent of the parties hereto. Such delivery of and payment for the Initial Notes shall be made at the offices of Baker & McKenzie, 805 Third Avenue, New York, New York 10022, at 9:00 A.M., New York City time, on November 25, 1998, or at such other place, time or date as the Initial Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "CLOSING DATE." The Company will make such certificate or certificates for the Initial Notes available for checking and packaging by the Initial Purchasers at the offices in New York, New York of Morgan Stanley & Co. Incorporated at least 24 hours prior to the Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder.

              4. Offering of Notes; Restrictions on Transfer.

         (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the

Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Notes only from, and will offer such Notes only to , persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs, and (B) in the case of offers outside the United States, to persons other than U.S. Persons ("FOREIGN PURCHASERS," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Offering Memorandum under the caption "Transfer Restrictions."

         (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

              (i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Notes, or possession or distribution of the Offering Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for the purpose is required;

              (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes Offering Memorandum or any such other material, in all cases at its own expense;

              (iii) the Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption form the registration requirements of the Securities Act;

              (iv) such Initial Purchaser has offered the Notes and will offer and sell the Notes (A) as part of their distribution at any time and
         (B) otherwise until 40 days after the latter of the commencement of the offering and the Closing Date only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 4(a) accordingly, neither such Initial Purchaser, its Affiliates nor any persons action on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

              (v) such Initial Purchaser has (A) not offered or sold and, prior to the date six months after the Closing Date will not offer to sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United

         Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) complied and will comply with all applicable provisions of the Financial Services Act of 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on;

              (vi) such Initial Purchaser understands that the Notes have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold and agrees not to offer or sell directly or indirectly, any Notes in Japan or for the account of any resident thereof except pursuant to any exemption form the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

              (vii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

              "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

Terms used in this Section 7(b) have the meaning given to them in Regulation S.

              5. Covenants of the Company and the Subsidiaries. The Company and each of the Subsidiaries covenant and agree with the Initial Purchasers as follows:

         (a) To furnish to the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as they may reasonably request.

         (b) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than three business days after receipt of such copy.

         (c) If, at any time prior to completion of the distribution of the Initial Notes by the Initial Purchasers to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies as they may reasonably request.

         (d) So long as any Initial Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Initial Notes and prospective purchasers of Initial Notes designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

         (e) For a period of five years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture.

         (f) The Company, as soon as practicable, will make generally available to holders of the Initial Notes and to the Initial Purchasers consolidated earnings statements of the Company and its subsidiaries (which need not be certified by an independent public accountant) that satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder.

         (g) To use their reasonable best efforts to qualify the Initial Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers reasonably designate and to continue such qualifications in effect so long as reasonably required for the distribution of the Initial Notes. The Company and the Subsidiaries will also arrange for the determination of the eligibility for investment of the Initial Notes under the laws of such jurisdictions as the Initial Purchasers reasonably request. Notwithstanding the foregoing, neither the Company nor any of the Subsidiaries shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

         (h) To use their best efforts to permit the Initial Notes to be designated as eligible for trading in the Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Initial Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

         (i) Not to, and will cause their affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Initial Notes in a manner which would require the registration under the Securities Act of the Initial Notes.

         (j) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, not to, and will cause their affiliates not to, solicit any offer to buy or offer to sell the Initial Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (k) For a period of 180 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), debt securities of the Company or any of the Subsidiaries, except (i) for the New Notes in connection with the Exchange Offer or (ii) with the prior written consent of Morgan Stanley & Co. Incorporated; provided that, in each case, immediately after giving effect to such transaction, no default or event of default exists under the Indenture.

         (l) To apply the net proceeds from the sale of the Initial Notes as set forth in the Offering Memorandum.

         (m) To take such steps as shall be necessary to ensure that neither the Company nor any of the Subsidiaries shall become (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (n) Not to, and will cause their affiliates not to, take any actions which would require the registration under the Securities Act of the Initial Notes.

         (o) If, prior to the completion of the distribution of the Initial Notes, the Company or any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Offering Memorandum or if the information reported in the Offering Memorandum, if any, concerning the Company's or any Guarantor's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Florida Department of Banking and Finance (the "DEPARTMENT") notice of such business or change, as appropriate, in a form acceptable to the Department.

         (p) To do all things necessary to satisfy the closing conditions set forth in Section 7 hereof.

              6. Expenses. The Company and the Subsidiaries, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 9 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions, including any costs of printing the Offering Memorandum and any amendment or supplement thereto and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents and the costs of distributing the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or the Subsidiaries, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Initial Notes, including trustee's fees, (v) the qualification of the Initial Notes under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) the costs and expenses of DTC and its nominee, including its book-entry system;
(vii) all expenses and listing fees incurred in connection with the application for quotation of the Initial Notes on the PORTAL market, (viii) expenses of the Company and the Guarantors in connection with any meetings with prospective investors in the Initial Notes, (ix) fees and expenses of the Trustee, including fees and expenses of counsel to the Trustee, (x) any fees charged by investment rating agencies for the rating of the Initial Notes and (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Subsidiaries under this Agreement. If the sale of the Initial Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company or the Subsidiaries to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers, the Company and the Subsidiaries will reimburse the Initial Purchasers upon demand (accompanied by documentation) for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Initial Notes. The Company shall not in any event be liable to the Initial Purchasers for the loss of anticipated profits from the transactions covered by this Agreement.

              7. Conditions of the Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Initial Notes are, in their sole discretion, subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Subsidiaries contained herein, to the performance by the Company and the Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum contains an untrue statement of a fact which, in the reasonable opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) All of the representations and warranties of the Company and the Subsidiaries contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and the Subsidiaries shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

         (c) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 9:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree. No stop order suspending the qualification or exemption from qualification of the Initial Notes in any jurisdiction referred to in Section 5(g) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or to the knowledge of the Company and the Subsidiaries threatened.

         (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Subsidiaries, threatened against, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the Commission or any governmental agency of any jurisdiction referred to in Section 5(g) preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

         (e) Since the dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum, (i) there has not been, singly or in the aggregate, any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the assets, liabilities, results of operation, management, condition (financial or other), prospects, properties, business or net worth of the Company, the Subsidiaries and the Acquisition Entities, taken as a whole (each a "MATERIAL ADVERSE CHANGE"), or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Offering Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock; (iii) the Company, the Subsidiaries and the Acquisition Entities shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, the Subsidiaries and the Acquisition Entities, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum.

         (f) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Robert F.X. Sillerman, Executive Chairman, (ii) Howard J. Tytel, General Counsel, Secretary and Executive Vice President, and (iii) Thomas P. Benson, Vice President and Chief Financial Officer, in each case of the Company, confirming that (A) such officers, have participated in conferences with other officers and representatives of the Company and the Subsidiaries, representatives of the independent public accountants of the Company and the Subsidiaries and representatives of counsel to the Company and the Subsidiaries at which the contents of the Offering Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b), (d) and (e) and the second sentence of paragraph (c) of this Section 7 are true and correct as of the Closing Date.

         (g) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Subsidiary Guarantees, the Indenture, the Registration Rights Agreement, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby including, without limitation, the Pending Acquisitions and the consent related to the Senior Credit Facility, shall be satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the

Subsidiaries shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (h) Baker & McKenzie, counsel for the Company and the Subsidiaries, shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company and the Subsidiaries, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

              (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

              (ii) all of the issued shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable;

              (iii) each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

              (iv) all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of any preemptive or similar rights, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, to such counsel's knowledge, free and clear of any lien, adverse claim, security interest or other encumbrance (except for security interests under Senior Credit Facility);

              (v) the Company and each of the Guarantors has full corporate power and authority to issue, sell and deliver the Initial Notes to the Initial Purchasers as provided herein and to enter into this Agreement, the Indenture, the Registration Rights Agreement and the other Transaction Documents to which they are a party, to carry out all the terms and provisions hereof and thereof to be carried out by them and to issue, and deliver the Notes and the Subsidiary Guarantees, as applicable, as provided herein and therein;

              (vi) this Agreement has been duly authorized, validly executed and delivered by the Company and each Subsidiary and constitutes the legal, valid and binding agreement of the Company and each of the Subsidiaries (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Subsidiary in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (vii) the execution and delivery of the Registration Rights Agreement have been duly authorized by the Company and each of the Guarantors and the Registration Rights Agreement has been duly executed and delivered by the Company and each of the Guarantors and is the legal, valid and binding agreement of the Company and each Guarantor (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and
    (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (viii) the execution and delivery of the Indenture have been duly authorized by the Company and each of the Guarantors and the Indenture has been duly executed and delivered by the Company and each Guarantor and is the legal, valid and binding agreement of the Company and each of the Guarantors (assuming it is a legal, valid and binding agreement of the Trustee), enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (ix) the Initial Notes have been duly authorized, executed, issued and delivered by the Company and, assuming due authentication by the Trustee, are legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (x) the New Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered by the Company, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (xi) the Subsidiary Guarantees endorsed on the Initial Notes have been duly authorized, executed, issued and delivered by the Guarantors and are the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (xii) the Subsidiary Guarantees to be endorsed on the New Notes have been duly authorized by the Guarantors and, when duly executed, authenticated, issued and delivered by each of the Guarantors and when the New Notes have been duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (xiii) the execution and delivery of each of the other Transaction Documents to which the Company or any Subsidiary is a party have been duly authorized by the Company and each Subsidiary party thereto and each of such other Transaction Documents which has been executed prior to or on the Closing Date has been duly executed and delivered by the Company and each Subsidiary party thereto and is the legal, valid and binding agreement of the Company and each Subsidiary party thereto (assuming it is a legal, valid and binding agreement of the other parties thereto), enforceable against the Company and each Subsidiary party thereto in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

              (xiv) the descriptions of the Indenture, the Initial Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the other Transaction Documents in the Offering Memorandum conform in all material respects to the terms thereof;

              (xv) the statements set forth under the heading "Description of the Notes" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Initial Notes, provide a fair summary of such provisions; and the statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information shown;

              (xvi) the statements set forth under the heading "Description of Other Debt" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the outstanding indebtedness of the Company, provide a fair summary of such provisions;

              (xvii) to the best knowledge of such counsel, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Memorandum, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and, to the best knowledge of such counsel, no contract or other document would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Memorandum;

              (xviii) except as disclosed in the Offering Memorandum, the execution, delivery and performance of this Agreement, the execution, delivery and performance of the other Transaction Documents to be entered into on or before the Closing Date by the Company and the Subsidiaries, and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order (which has not been obtained) of any court, regulatory body, administrative agency or other governmental body, except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, securities regulatory bodies (including self-regulatory bodies), securities exchanges or the securities or Blue Sky laws of the various states and the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976 with respect to the Pending Acquisitions; (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Subsidiaries;
    (C) to the best knowledge of such counsel, require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound; (D) to the best knowledge of such counsel, violate or conflict with any laws or administrative regulations, rulings of court or decrees applicable to the Company, any of the Subsidiaries or their respective property; or (E) to the best knowledge of such counsel, result in the creation or imposition of any lien (except pursuant to the Senior Credit Facility) on any asset of the Company or any of the Subsidiaries, except, in the case of (A), (C), (D) or (E) above, such as would not, either singly or in the aggregate, have a Material Adverse Effect;

              (xix) neither the Company nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or
    (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended;

              (xx) assuming that the representations and warranties of the Initial Purchasers contained in Section 4 hereof are true, correct and complete and that the Company, the Subsidiaries and Initial Purchasers comply with their respective covenants in Sections 4 and 5 hereof, (A) registration under the Securities Act of the Initial Notes or qualification of the Indenture under the Trust Indenture Act is not required in connection with the offer and sale of the Initial
    Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum and this Agreement, and (B) initial resales of the Initial Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 4 hereof are exempt from the registration requirements of the Securities Act;

              (xxi) no securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Initial Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system; and (xxii) the issuance or sale of the Notes, the issuance of the Subsidiary Guarantees and the application by the Company of the net proceeds thereof as set forth in the Offering Memorandum will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

              In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the independent public accountants of the Company and the Subsidiaries and representatives of and counsel for the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing, no information has come to the attention of such counsel that causes such counsel to believe that the Offering Memorandum (except as to (a) financial statements, including the notes thereto and (b) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included therein or omitted therefrom, as to which no belief need be expressed), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America (other than the Communications Laws), the General Corporation Law of the State of Delaware and the laws of the State of New York.

         (i) The Initial Purchasers shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

         (j) The Company shall have furnished to the Initial Purchasers customary comfort letters of Ernst & Young LLP, Arthur Andersen LLP and PriceWaterhouseCoopers LLP, addressed to the Initial Purchasers and dated such Closing Date.

         (k) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (l) The Company, the Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (m) The Company and each other party thereto shall have entered into the consent (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) with respect to the Senior Credit Facility and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith.

         (n) The Company shall have entered into each of the Transaction Documents, the form and substance of each of which shall be reasonably acceptable to the Initial Purchasers (provided that any Transaction Document that was entered into and delivered to each of the Initial Purchasers and their counsel prior to the date of this Agreement shall be deemed acceptable to the Initial Purchasers in form and substance for purposes of this Section 7), and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, no conditions that would constitute a default or an event that with notice or the lapse of time, or both, would constitute a default under any of the other Transaction Documents or that would have a Material Adverse Effect on the Company's ability to consummate the Pending Acquisitions as described in the Offering Memorandum. Each Transaction Document shall be in full force and effect.

         (o) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Vice President and Chief Financial Officer as to the solvency of the Company and the Subsidiaries following consummation of the transactions contemplated hereby.

         (p) (i) None of the Company, any of the Subsidiaries or any of the Acquisition Entities shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company, any of the Subsidiaries or any of the Acquisition Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Subsidiaries and the Acquisition Entities, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause
(i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

         (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock

Exchange or The Nasdaq Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

         (r) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Initial Notes or any other debt security of the Company by a nationally recognized statistical rating organization, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Initial Notes or any other debt security of the Company.

         (s) There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Senior Credit Facility. On the Closing Date, the Senior Credit Facility shall be in full force and effect and shall not have been modified.

         (t) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this
Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

         (u) Prior to the Closing Date, the Company and the Subsidiaries shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

         All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers.

              8. Indemnification and Contribution.

         (a) The Company and each Subsidiary jointly and severally agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation , any legal other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or cause by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

         (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for the use in either Memorandum or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect to which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effect without its written consent, but if settled with such consent or if there be a final judgment of the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or inability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent of (i) such settlement is entered into more than 30 days after receipt of such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided fro in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Offering Memorandum, bear to the aggregate offering price of the Notes. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Notes they have purchased hereunder, and not joint.

         (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission of alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Company contained in this Purchase Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Purchase Agreement,
(ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

              9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Subsidiaries, their officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Subsidiaries, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Initial Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

              10. Effectiveness; Defaulting Initial Purchasers. This Purchase Agreement shall become effective upon the execution and delivery hereof of the parties hereto.

         If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Initial Purchaser has agreed to purchase pursuant to this Purchase Agreement to be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Purchase Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Purchase Agreement.

              11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that the Company or the Subsidiaries shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

         (i) the Company, any Subsidiary or any Acquisition Entity shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect or there shall have been, in the sole judgment of the Initial Purchasers, any Material Adverse Change, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto);

         (ii) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or by any other regulatory body or governmental authority having jurisdiction;

         (iii) a banking moratorium shall have been declared by federal or state authorities;

         (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States;

         (v) (a) a downgrading shall have occurred in the rating accorded the Initial Notes or any other debt security of the Company by a nationally recognized statistical rating organization, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, or (b) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Initial Notes or any other debt security of the Company; or

         (vi) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

         (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

              12. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered or telecopied and confirmed in writing to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Corporate Finance Department, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022,
Attention: Kirk A. Davenport; if sent to the Company or the Subsidiaries, shall be mailed or delivered or telecopied and confirmed in writing to the Company at 650 Madison Avenue, New York, New York 10022, Attention: Howard J. Tytel, Esq., with a copy to Baker & McKenzie, 805 Third Avenue, New York, New York 10022, Attention: Howard M. Berkower, Esq.

              13. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Subsidiaries contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Company or the Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Initial Notes from the Initial Purchasers will be deemed a successor because of such purchase.

              14. Applicable Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

              15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Purchase Agreement signature pages follow]

                                   SIGNATURES


Dated as of November 25, 1998


                               SFX ENTERTAINMENT, INC.


                               BGP ACQUISITION, L.L.C.
                               By:  SFX ENTERTAINMENT, INC.,
                                    as managing member


                               SFX NETWORK GROUP, L.L.C.
                               By:  SFX ENTERTAINMENT, INC.,
                                    as managing member


                               WESTBURY MUSIC FAIR, L.L.C.
                               By:  SFX ENTERTAINMENT, INC.,
                                    as managing member


                               By: /s/ Howard J. Tytel
                               Name:  Howard J. Tytel
                               Title: General Counsel, Executive Vice
                                      President And Secretary


                               AKG, INC.


                               AMERICAN ARTISTS, INC.


                               AMERICAN ARTISTS LIMITED, INC.


                               AMPHITHEATER ENTERTAINMENT PARTNERSHIP
                               By:  SM/PACE, INC.,
                                    as general partner


                               ANT THEATRICAL PRODUCTIONS, INC.


                               ARDEE FESTIVALS N.J. INC.





                              Signature Page - 1

                               ARDEE PRODUCTIONS, LTD.


                               ATLANTA CONCERTS, INC.


                               AUDREY & JANE, INC.


                               AVALON ACQUISITION CORP.


                               BEACH CONCERTS, INC.


                               BG PRESENTS, INC.


                               BILL GRAHAM ENTERPRISES, INC.


                               BILL GRAHAM MANAGEMENT, INC.


                               BILL GRAHAM PRESENTS, INC.


                               BOSTON PLAYHOUSE REALTY, INC.


                               BOYLSTON STREET THEATRE CORP.


                               BROADWAY CONCERTS, INC.


                               BROADWAY SERIES ASSOCIATES, INC.


                               BROADWAY SERIES MANAGEMENT GROUP, INC.


                               CAMARILLO AMPHITHEATER MANAGING
                                    PARTNERS, INC.





                              Signature Page - 2

                               CHEVA TOURING COMPANY
                               By:  MAGICWORKS ENTERTAINMENT
                                        INCORPORATED,
                                    as a majority holder


                               CONCERTS, INC.


                               CONNECTICUT AMPHITHEATER DEVELOPMENT
                                   CORPORATION


                               CONNECTICUT CONCERTS INCORPORATED


                               CONNECTICUT PERFORMING ARTS, INC.


                               CONN TICKETING COMPANY
                               By:  NORTHEAST TICKETING COMPANY and
                                    SOUTHEAST TICKETING COMPANY,
                                    as general partners


                               CONTEMPORARY GROUP ACQUISITION CORP.


                               CONTEMPORARY GROUP, INC.


                               CONTEMPORARY MARKETING, INC.


                               CONTEMPORARY PRODUCTIONS INCORPORATED


                               CONTEMPORARY SPORTS INCORPORATED


                               COOLEY AND CONLON MANAGEMENT CO.


                               DEER CREEK AMPHITHEATER CONCERTS, INC.




                               DEER CREEK AMPHITHEATER CONCERTS, L.P.



                              Signature Page - 3

                               By:  DEER CREEK AMPHITHEATER
                                    CONCERTS, INC.,
                                    as general partner


                               DELSENER/SLATER ENTERPRISES, LTD.


                               DICESARE-ENGLER, INC.


                               DICESARE-ENGLER PROMOTIONS, INC.


                               DLC CORP.


                               DUMB DEAL, INC.


                               EAGLE EYE ENTERTAINMENT INC.


                               EAGLE EYE ENTERTAINMENT USA INC.


                               EMI ACQUISITION SUB, INC.


                               ENTERTAINMENT PERFORMING ARTS, INC.


                               EVENT MERCHANDISING INC.


                               EXIT 116 REVISITED, INC.


                               FALK ASSOCIATES MANAGEMENT ENTERPRISES,
                                   INC.


                               FESTIVAL PRODUCTIONS, INC.


                               FILLMORE CORPORATION





                              Signature Page - 4

                               FILLMORE FINGERS, INC.


                               GERSHWINS' FASCINATING RHYTHM
                               By:  MAGICWORKS ENTERTAINMENT
                                        INCORPORATED,
                                    as a majority holder


                               GSAC PARTNERS
                               By:  SM/PACE INC.,
                                    as the parent corporation of the general
                                    partner


                               HIGH COTTON, INC.


                               IN HOUSE TICKETS, INC.


                               IRVINE MEADOWS AMPHITHEATER
                               By:  AVALON ACQUISITION CORP.,
                                    as general partner


                               JEFKO TOURING COMPANY
                               By:  MAGICWORKS ENTERTAINMENT
                                        INCORPORATED,
                                    as a majority holder


                               MAGICWORKS CONCERTS, INC.


                               MAGICWORKS ENTERTAINMENT INCORPORATED


                               MAGICWORKS ENTERTAINMENT
                                   INTERNATIONAL, INC.


                               MAGICWORKS EXHIBITIONS, INC.


                               MAGICWORKS EXHIBITIONS JOINT VENTURE



                              Signature Page - 5

                               By:  MAGICWORKS ENTERTAINMENT
                                        INCORPORATED,
                                    as a majority holder


                               MAGICWORKS FASHION MANAGEMENT, INC.


                               MAGICWORKS MERCHANDISING, INC.


                               MAGICWORKS SPORTS MANAGEMENT, INC.


                               MAGICWORKS THEATRICALS, INC.


                               MAGICWORKS TRANSPORTATION, INC.


                               MAGICWORKS WEST, INC.


                               MELODY TENT AND AMPHITHEATER, INC.


                               MURAT CENTER CONCERTS, INC.


                               MURAT CENTER CONCERTS, L.P.
                               By:  MURAT CENTER CONCERTS, INC.,
                                    as general partner


                               NEW AVALON, INC.


                               NOC, INC.


                               NORTHEAST TICKETING COMPANY


                               OAKDALE THEATER CONCERTS, INC.


                               OLD PCI, INC.





                              Signature Page - 6

                               PACE AEP ACQUISITION, INC.


                               PACE AMPHITHEATER MANAGEMENT, INC.


                               PACE AMPHITHEATERS, INC.


                               PACE BAYOU PLACE, INC.


                               PACE COMMUNICATIONS, INC.


                               PACE CONCERTS, LTD.
                               By:  PACE CONCERTS GP, INC.,
                                    as general partner


                               PACE CONCERTS GP, INC.


                               PACE ENTERTAINMENT CORPORATION


                               PACE ENTERTAINMENT GROUP, LTD.
                               By:  PACE ENTERTAINMENT GP CORP.,
                                    as general partner


                               PACE ENTERTAINMENT GP CORP.


                               PACE MILTON KEYNES, INC.


                               PACE MOTOR SPORTS, INC.


                               PACE MUSIC GROUP, INC.


                               PACE PRODUCTIONS, INC.


                               PACE THEATRICAL GROUP, INC.





                              Signature Page - 7

                               PACE TOURING, INC.


                               PACE U.K. HOLDING CORPORATION


                               PAVILION PARTNERS
                               By:  SM/PACE, INC.,
                                    as managing partner


                               PEC, INC.


                               PERFORMING ARTS MANAGEMENT OF NORTH
                                   MIAMI, INC.


                               POLARIS AMPHITHEATER CONCERTS, INC.


                               PTG-FLORIDA, INC.


                               QN CORP.


                               RUGRATS AMERICAN TOUR, LTD.
                               By:  PACE VARIETY ENTERTAINMENT, INC.,
                                    as general partner


                               SFX ACQUISITION CORP.


                               SFX BROADCASTING OF THE MIDWEST, INC.


                               SFX CONCERTS, INC.


                               SFX DELAWARE, INC.


                               SFX RADIO NETWORK, INC.


                               SFX SPORTS GROUP, INC.





                              Signature Page - 8

                               SFX TOURING, INC.


                               SHELLI MEADOWS, INC.


                               SHORELINE AMPHITHEATRE, LTD.


                               SHORELINE AMPHITHEATRE PARTNERS
                               By:  SHORELINE AMPHITHEATRE, LTD.,
                                    as general partner


                               SM/PACE, INC.


                               SOUTHEAST TICKETING COMPANY


                               SOUTHERN PROMOTIONS, INC.


                               STEP ENTERTAINMENT SERVICES INC.


                               SUNSHINE CONCERTS, L.L.C.
                               By:  SFX BROADCASTING OF THE MIDWEST,
                                    INC.,
                                    as the sole member


                               SUNSHINE DESIGNS, INC.


                               SUNSHINE DESIGNS, L.P.
                               By:  SUNSHINE DESIGNS, INC.,
                                    as general partner


                               SUNTEX ACQUISITION, INC.


                               SUNTEX ACQUISITION, L.P.
                               By:  SUNTEX ACQUISITION, INC.,
                                    as general partner





                              Signature Page - 9

                               TAP PRODUCTIONS, INC.


                               TBA MEDIA, INC.


                               THE ALBUM NETWORK, INC.


                               THE GIN GAME TOURING COMPANY
                               By:  MAGICWORKS ENTERTAINMENT
                                        INCORPORATED,
                                    as a majority holder


                               INTERNATIONAL MUSIC CANADA


                               THE WEDDING TOUR COMPANY


                               TICKET SERVICE, INC.


                               CONCERT PRODUCTIONS (UK) LIMITED


                               INTERNATIONAL MUSIC (USA) INC.


                               INTERNATIONAL MUSIC LTD.


                               INTERNATIONAL MUSIC TOUR I LTD.


                               INTERNATIONAL MUSIC TOUR II LTD.


                               INTERNATIONAL MUSIC TOUR I (USA) INC.


                               INTERNATIONAL MUSIC TOUR II (USA) INC.


                               TOURING ARTISTS GROUP, INC. (FL)




                              Signature Page - 10

                               TOURING PRODUCTIONS, INC.


                               TREMONT STREET THEATRE CORPORATION II,
                                   INC.


                               TUNEFUL COMPANY, INC.


                               WARRENTON STREET THEATRE CORP.


                               WEST COAST AMPHITHEATER CORP.


                               WESTERN AMPHITHEATER PARTNERS
                               By:  PAVILION PARTNERS,
                                    as general partner and SM/PACE, INC., as
                                        general partner of PAVILION PARTNERS


                               WOLFGANG RECORDS



                               By: /s/ Howard J. Tytel
                               Name:  Howard J. Tytel
                               Title: Executive Vice President


                               AMERICAN BROADWAY, INC.


                               CONCERT PRODUCTIONS INTERNATIONAL B.V.






                               CONNECTICUT PERFORMING ARTS PARTNERS
                               By:  CONNECTICUT AMPHITHEATER
                                        DEVELOPMENT CORPORATION and
                                        NOC, INC.,
                                    as general partners





                              Signature Page - 11

                               FINANCIAL ADVISORY MANAGEMENT
                                   ENTERPRISES, INC.


                               IRVING PLAZA CONCERTS, INC.


                               MAGICWORKS ENTERTAINMENT ASIA LIMITED


                               MARCO ENTERTAINMENT, INC.


                               PACE U.K.


                               PACE VARIETY ENTERTAINMENT, INC.


                               TOURING ARTISTS GROUP, INC. (OH)


                               By: /s/ Howard J. Tytel
                               Name:  Howard J. Tytel
                               Title: Authorized Agent


                               MORGAN STANLEY & CO. INCORPORATED
                               LEHMAN BROTHERS INC.
                               BANCBOSTON ROBERTSON STEPHENS INC.
                               BNY CAPITAL MARKETS, INC.

                               By: /s/ Jonathan Knee
                                  -------------------------
                               Name: Jonathan Knee
                               Title: Principal


                              Signature Page - 12